
                                                                [Conformed copy]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          July 19, 2001 (July 19, 2001)
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                Date of Report (Date of earliest event reported)

                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                   1-9076                      13-3295276
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

     300 Tower Parkway, Lincolnshire, Illinois                     60069
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code          (847) 484-4400
                                                          ----------------------

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.
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          Registrant's press release dated July 19, 2001 is filed herewith as
Exhibit 20 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibits.
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               20.  Press release of Registrant dated July 19, 2001.


                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FORTUNE BRANDS, INC.
                                        ---------------------
                                             (Registrant)

                                        By   /s/ C. P. Omtvedt
                                             --------------------------------
                                             C. P. Omtvedt
                                             Senior Vice President and
                                             Chief Financial Officer


Date: July 19, 2001

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                                  EXHIBIT INDEX

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
                                                            Sequentially
Exhibit                                                     Numbered Page
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

20.  Press release of Registrant dated July 19, 2001.